SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2004

HILLENBRAND INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

700 State Route 46 East Batesville, Indiana (Address of principal executive offices)	47006-8835 (Zip Code)

Registrant’s telephone number, including area code: (812) 934-7000

Not Applicable
(Former name or former address,
if changed since last report.)

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

     On July 1, 2004, Hillenbrand Industries, Inc. announced that it had completed its previously announced sale of Forethought Financial Services, Inc. and its subsidiaries (“Forethought”), a specialty insurance holding company serving the pre-need financial services market, to FFS Holdings, Inc., an acquisition vehicle formed by Devlin Group, LLC. In addition, Hillenbrand sold its interests in several real estate partnerships that it had planned to retain as part of its agreement to sell Forethought. This announcement is described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

     The terms of the transaction provided that FFS Holdings, Inc. would acquire all the common stock of Forethought and its subsidiaries for a combination of cash, seller financing, certain retained assets of Forethought and stock warrants. Hillenbrand received cash proceeds of approximately $105 million, provided seller financing in various forms with an estimated face value of $136 million, retained specific investments in limited partnership assets of Forethought with a book value of approximately $31 million and received warrants to acquire up to 5 percent of the common stock of FFS Holdings, Inc. This resulted in total nominal consideration of approximately $274 million, subject to final adjustments. In accordance with the original transaction plan, Hillenbrand will receive an additional $6 million of cash proceeds upon final closing of the sale of Forethought Federal Savings Bank to FFS Holdings, Inc., which is currently anticipated during the first quarter of fiscal 2005. The seller financing will be subject to an estimated discount of between $25 and $30 million to reflect a market rate of return on the financing, which is expected to be recognized in future periods as accretion on the underlying financial instruments.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(b)	Pro Forma Financial Information.

The required pro forma statements of income for the fiscal year ended December 1, 2001, the ten months ended September 30, 2002 and the fiscal year ended September 30, 2003 were included on pages S-18 to S-21 of Hillenbrand’s Prospectus Supplement (Registration No. 333-107016) dated June 2, 2004 and filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) on June 4, 2004. These statements are incorporated herein by reference.

Because Forethought was treated as a discontinued operation in Hillenbrand’s interim condensed consolidated financial statements as of and for the six months ended March 31, 2004 included in Hillenbrand’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, Hillenbrand is not presenting a pro forma consolidated balance sheet as of March 31, 2004 or a pro forma consolidated statement of income for the six months ended March 31, 2004.

(c)	Exhibits.

99.1	Press release dated July 1, 2004 issued by the Company.

99.2	Pro forma statements of income for the fiscal year ended December 1, 2001, the ten months ended September 30, 2002 and the fiscal year ended September 30, 2003 (incorporated by reference from pages S-18 to S-21 of the registrant’s prospectus supplement (Registration No. 333-107016) dated June 2, 2004 filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) on June 4, 2004).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC.

DATE: July 9, 2004	BY: /s/ Scott K. Sorensen
Scott K. Sorensen
Vice President and Chief Financial Officer

DATE: July 9, 2004	BY: /s/ Gregory N. Miller
Gregory N. Miller
Vice President – Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Press release dated July 1, 2004 issued by the Company.

99.2	Pro forma statements of income for the fiscal year ended December 1, 2001, the ten months ended September 30, 2002 and the fiscal year ended September 30, 2003 (incorporated by reference from pages S-18 to S-21 of the registrant’s prospectus supplement (Registration No. 333-107016) dated June 2, 2004 filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) on June 4, 2004).

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